EXHIBIT 10.1

EXECUTION VERSION
THIRD AMENDMENT dated as of February 5, 2013 (this “Amendment”) to the CREDIT AGREEMENT dated as of August 22, 2011, as amended and restated as of August 22, 2012, among NCR CORPORATION (the “Borrower”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) (as amended and in effect prior to the effectiveness of this Agreement, the “Credit Agreement”).
WHEREAS the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders whose signatures appear below, constituting the Required Lenders, are willing so to amend the Credit Agreement on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Amendment of the Credit Agreement. Effective as of the Third Amendment Effective Date (as defined below):
(a) Section 1.01 of the Credit Agreement is amended by revising clause (b) of the definition of “Available Amount” to read as follows:
“(b) the amount of all Restricted Payments made in reliance on Section 6.08(a)(vii) and (viii) and all payments made in reliance on Section 6.08(b)(vi).”
(b) Section 1.01 of the Credit Agreement is amended by adding the following definitions in appropriate alphabetical order:
“Consolidated Total Secured Debt” means, as of any date, the aggregate principal amount of Consolidated Total Debt of the Borrower and the Subsidiaries outstanding as of such date that is secured by Liens on any property or assets of the Borrower or the Subsidiaries.
“Secured Leverage Ratio” means, on any date, the ratio of (a) Consolidated Total Secured Debt as of such date to (b) Consolidated

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EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended on or prior to such date.
(c) Section 1.01 of the Credit Agreement is amended by replacing the final sentence of the definition of “Consolidated EBITDA” with the following:
“Notwithstanding the foregoing (but without duplication of any other adjustment referred to above), (i) for fiscal periods prior to the fiscal quarter in respect of which Mark-to-Market Pension Accounting is first adopted by the Borrower (the “Pension MTM Commencement Quarter”), Consolidated EBITDA will be calculated so as to exclude one-time gains or losses associated with lump sum payments (or transfers of financial assets) made after the Second Amendment Effective Date to defease pension and retirement obligations, (ii) Consolidated EBITDA will be calculated for the Pension MTM Commencement Quarter and each fiscal period thereafter so as to exclude mark-to-market gains and losses on Plans and Foreign Pension Plans and settlement/curtailment gains and losses relating to such plans, (iii) subject to clause (iv) of this sentence, Consolidated EBITDA will be calculated to give effect to Mark-to-Market Pension Accounting for each fiscal quarter included in a Test Period ending on or after December 31, 2012, and to exclude mark-to-market gains and losses on Plans and Foreign Pension Plans and settlement/curtailment gains and losses relating to such plans, and (iv) if the Pension MTM Commencement Quarter is not the fiscal quarter ending March 31, 2013, (x) the provisions of clause (iii) of this sentence shall cease to be effective with respect to Test Periods ending on and after March 31, 2013, and the fiscal quarters included in such Test Periods, and (y) notwithstanding any restatement in accordance with GAAP of consolidated financial statements of the Borrower for periods prior to the Pension MTM Commencement Quarter to reflect the adoption of Mark-to-Market Pension Accounting, Consolidated EBITDA for each fiscal period prior to the Pension MTM Commencement Quarter (including any such prior fiscal quarters included in a Test Period that includes the Pension MTM Commencement Quarter) will be Consolidated EBITDA as previously calculated hereunder in respect of such periods without giving effect to Mark-to-Market Pension Accounting or to the provisions of clause (ii) of this sentence, but giving effect to clause (i) of this sentence.”
(d) Section 2.21(a) of the Credit Agreement is amended by replacing the first sentence thereof with the following:
“The Borrower may on one or more occasions, by written notice to the Administrative Agent, request (i) during the Revolving Availability Period, the establishment of Incremental Revolving Commitments and/or (ii) the establishment of Incremental Term Commitments, in an aggregate amount for all such Incremental Commitments not in excess of (A) prior to the Investment Grade Date, (x) $500,000,000 and (y) such greater

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amount that would not cause the Secured Leverage Ratio, computed on a Pro Forma Basis as of the last day of the fiscal quarter most recently ended prior to the effective date of the relevant Incremental Facility Amendment in respect of which financial statements have been delivered pursuant to Section 5.01(a) or (b), to exceed 2.75 to 1.00, and (B) on and after the Investment Grade Date, an amount that would not cause the Leverage Ratio, computed on a Pro Forma Basis as described in clause (A)(y) above, to exceed a ratio .50 less than the then applicable ratio under Section 6.12; provided that for purposes of the pro forma calculations required by clauses (A) and (B) above, the Revolving Commitments (including, if applicable, any Incremental Revolving Commitments that would become effective in connection with the requested Incremental Facility) shall be assumed to be fully drawn.”
(e) Section 6.01(a)(xi) of the Credit Agreement is amended by replacing the reference therein to “$150,000,000” with “$200,000,000”.
(f) Section 6.05(f) of the Credit Agreement is amended by replacing the reference therein to “$150,000,000” with “$200,000,000”.
(g) Section 6.05 of the Credit Agreement is amended by deleting the “and” at the end of clause (j), replacing the period at the end of clause (k) with “; and”, and adding a new clause (l) immediately after clause (k) to read as follows:
“(l) in the event Retalix, Ltd. is acquired as a Subsidiary, the sale by Retalix, Ltd. or a subsidiary of Retalix, Ltd. of, or the issuance by any subsidiary of Retalix, Ltd. of, Equity Interests in a subsidiary of Retalix, Ltd. to any Person upon the exercise of options or rights to acquire such Equity Interests outstanding prior to the date on which Retalix, Ltd. became a Subsidiary and not granted in contemplation thereof.”.
(h) The last paragraph of Section 6.05 of the Credit Agreement is amended by replacing “clause (g), (h) or (j) above” appearing therein with “clause (g), (h), (j) or (l) above”.
(i) Section 6.08(a) of the Credit Agreement is amended by replacing the word “ and” immediately prior to clause (vii) with a comma and adding a new clause (viii) to the end of such subsection to read as follows:
“and (viii) so long as no Default or Event of Default shall have occurred and be continuing, the Borrower may make Restricted Payments in respect of Equity Interests of the Borrower in an amount not to exceed $50,000,000 in the aggregate during any fiscal year ending on or after December 31, 2013; provided, however, that any such permitted amount not utilized to make Restricted Payments in a particular fiscal year may be

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carried forward and utilized to make Restricted Payments in subsequent fiscal years.”
SECTION 2.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:
(a) This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b) On the Third Amendment Effective Date, and after giving effect to this Amendment, the representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case as though made on and as of the Third Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is so true and correct on and as of such prior date.
(c) On and as of the Third Amendment Effective Date, no Default or Event of Default has occurred and is continuing.
SECTION 3.    Effectiveness. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) on which each of the following conditions is satisfied:
(a) The Administrative Agent (or its counsel) shall have received duly executed counterparts (which may include facsimile transmission or other electronic transmission of a signed counterpart of this Amendment) hereof that, when taken together, bear the authorized signatures of the Administrative Agent, the Borrower and Lenders constituting the Required Lenders.
(b) The Administrative Agent shall have received, in immediately available funds, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or under Section 4 hereof.
(c) The Administrative Agent shall have received payment from the Borrower, for the account of each Lender that executes and delivers a counterpart signature page to this Amendment at or prior to 5:00 p.m., New York City time, on February 4, 2013 (the “Consent Deadline”), an amendment fee (the “Amendment Fee”) in an aggregate amount equal to 0.05% of the aggregate principal amount of the Term Loans and Revolving Commitments (whether used or unused) of such Lender outstanding on the Consent Deadline. The Amendment Fee shall be payable in

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immediately available funds and, once paid, such Amendment Fee or any part thereof shall not be refundable.
The Administrative Agent shall notify the Borrower and the Lenders of the Third Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 4.    Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
SECTION 5.    Effect of Amendment. a.Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents in similar or different circumstances.
(a)    On and after the Third Amendment Effective Date, any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.
(b)    This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and each other Loan Document.
SECTION 6.    Applicable Law; Incorporation by Reference. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 7.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment.
SECTION 8.    Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

NCR CORPORATION,
by
/s/ Robert P. Fishman
Name: Robert P. Fishman
Title: Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT]

JPMORGAN CHASE BANK, N.A., as Lender and as Administrative Agent,
by
/s/ John G. Kowalczuk
Name: John G. Kowalczuk
Title: Executive Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: American Savings Bank, F.S.B.

by
/s/ Rian DuBach
Name: Rian DuBach
Title: Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

BANK HAPOALIM B.M.

by
/s/ Helen H. Gateson
Name: Helen H. Gateson
Title: Vice President

by
/s/ Charles McLaughlin
Name: Charles McLaughlin
Title: Senior Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Bank of America, N.A.

by
/s/ Debra E. DelVecchio
Name: Debra E. DelVecchio
Title: Managing Director

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Bank of China, New York Branch

by
/s/ Haifeng Xu
Name: Haifeng Xu
Title: Executive Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: The Bank of East Asia, Limited, New York Branch

by
/s/ James Hua
Name: James Hua
Title: SVP

For any Lender requiring a second signature block:

by
/s/ Kitty Sin
Name: Kitty Sin
Title: SVP

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

The Bank of Nova Scotia

by
/s/ Christopher Usas
Name: Christopher Usas
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender:     Bank of the West

by
/s/ Francesco Ingargiola
Name: Francesco Ingargiola
Title: Senior Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: BNP Paribas

by
/s/ Matthew Harvey
Name: Matthew Harvey
Title: Managing Director

For any Lender requiring a second signature block:

by
/s/ Liz Cheng
Name: Liz Cheng
Title: Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: The Bank of New York Mellon

by
/s/ David Wirl
Name: David Wirl
Title: Managing Director

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Branch Banking and Trust Company

by
/s/ Robert T. Barnaby
Name: Robert T. Barnaby
Title: Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender:     The Bank of Tokyo-Mitsubishi UFJ, Ltd.

by
/s/ Lillian Kim
Name: Lillian Kim
Title: Director

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: CITIBANK, N.A.

by
/s/ Ahu Gures
Name: Ahu Gures
Title: Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender:	Compass Bank

by
/s/ W. Brad Davis
Name: W. Brad Davis
Title: Senior Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: FIFTH THIRD BANK

by
/s/ Kenneth W. Deere
Name: Kenneth W. Deere
Title: Senior Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: First Commercial Bank New York Branch

by
/s/ Jason Lee
Name: Jason Lee
Title: V.P. and General Manager

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: HSBC Bank USA NA

by
/s/ Santiago Riviere
Name: Santiago Riviere
Title: Senior Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: KEYBANK NATIONAL ASSOCIATION

by
/s/ Marcel Fournier
Name: Marcel Fournier
Title: Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Manufacturers Bank

by
/s/ Sean R. Walker
Name: Sean R. Walker
Title: Senior Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Mizuho Corporate Bank, Ltd.

by
/s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Officer

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Modern Bank, N.A.

by
/s/ Vera C. McVey
Name: Vera C. McVey
Title: Chief Credit Officer Senior Executive Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Morgan Stanley Bank N.A.

by
/s/ Sharon Bazbaz
Name: Sharon Bazbaz
Title: Authorized Signatory

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: The Northern Trust

by
/s/ Kathryn Reuther
Name: Kathryn Reuther
Title: SVP

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: PNC Bank, National Association

by
/s/ Susan J. Dimmick
Name: Susan J. Dimmick
Title: Senior Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: ROYAL BANK OF CANADA

by
/s/ Mark Gronich
Name: Mark Gronich
Title: Authorized Signatory

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: RBS Citizens, N.A.

by
/s/ William M. Clossey
Name: William M. Clossey
Title: Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Regions Bank

by
/s/ Stephen T. Hatch
Name: Stephen T. Hatch
Title: Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: SOVEREIGN BANK, N.A.

by
/s/ William R. Rogers
Name: William R. Rogers
Title: Senior Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Standard Chartered Bank

by
/s/ Johanna Minaya
Name: Johanna Minaya
Title: Associate Director

For any Lender requiring a second signature block:

by
/s/ Robert K. Reddington
Name: Robert K. Reddington
Title: Credit Documentation Manager, Credit Documentation Unit, WB Legal-Americas

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Sumitomo Mitsui Banking Corporation

by
/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: SunTrust Bank

by
/s/ Douglas O’Bryan
Name: Douglas O’Bryan
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: TD BANK, N.A.

by
/s/ Craig Welch
Name: Craig Welch
Title: Senior Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: US Bank, National Association

by
/s/ Stephen L. Sawyer
Name: Stephen L. Sawyer
Title: Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Wells Fargo Bank, National Association

by
/s/ Kay Reedy
Name: Kay Reedy
Title: Managing Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Lender: Zions First National Bank

by
/s/ Thomas C. Etzel
Name: Thomas C. Etzel
Title: Senior Vice President